UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 21, 2005


                            PS BUSINESS PARKS, INC..
             (Exact name of registrant as specified in its charter)



         California                   1-10709                  95-4300881
         ----------                   -------                  ----------
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
     Of Incorporation)                                   Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
          (Former name or former address, if changed since last report)


( _ ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( _ ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( _ ) Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( _ ) Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

On September 21, 2005, the Company issued a press release announcing the release of Third Quarter 2005 Earnings and Host Quarterly Conference Call. The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit relating to Item 7.01 shall be deemed to be furnished and not filed:

         99.1 Press Release dated September 21, 2005.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PS BUSINESS PARKS, INC.


Dated: September 21, 2005
By: /s/ Edward A. Stokx
    ------------------------
     Edward A. Stokx
     Chief Financial Officer